Exhibit 10.25

Audit Committee Charter
As of June 2016
I. PURPOSE
The purpose of the Audit Committee of the Board of Directors (the "Board") of Growblox Sciences Inc., a Delaware corporation (the "Company") shall be:
•
to provide oversight and monitoring of (i) the Company's financial reporting process (ii) the Company's systems of internal controls over financial reporting, (iii) the integrity of the Company's financial statements, and (iv) the independent auditors' qualifications, independence and performance;

•	to provide the Board with the results of its monitoring and recommendations derived therefrom;
•	to assist the Board in ensuring the Company's compliance with legal and regulatory requirements in connection with the Company's financial reporting process; and
•	to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.
II. MEMBERSHIP
The Audit Committee members will be appointed from time to time by, and will serve at the discretion of, the Board. The Audit Committee will be comprised of two or more directors determined by the Board to satisfy the requirements of the New York Stock Exchange: MKT and applicable federal law. Appointment to the Audit Committee, including the designation of the Chair of the Committee and the designation of any member as an "audit committee financial expert", shall be made by the full Board.
III. SCOPE OF RESPONSIBILITIES
The scope of the responsibilities of the Audit Committee shall include:
•
Providing oversight and monitoring of the activities of Company management, including without limitation, the chief financial officer and principal accounting officer and controller, and the independent auditors with respect to the Company's financial reporting and compliance process;

•	Reviewing on a continuing basis the adequacy and effectiveness of the Company's system of internal controls over financial reporting as well as the Company's disclosure controls and procedures;
•	Meet periodically with internal auditor and with independent auditor to discuss internal audit duties, staffing and budget;
•
Appointing, compensating, terminating and overseeing the Company's independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), for which the Audit Committee shall have sole and absolute authority;

•
Pre-approving audit and non-audit services provided to the Company by the Company's independent auditors either (i) before the auditors are engaged by the Company for such services or (ii) pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the Audit Committee is informed of each specific service;

•	Reviewing the independent auditors' proposed audit scope, approach and independence;
•
Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee as the representatives of the stockholders of the Company, and recommending to the Board the appointment of the independent auditors;

•
Requesting and receiving from the independent auditors on a periodic basis a statement delineating all relationships between the auditor and the Company which may adversely impact the auditors' independence and based on such review, assessing the independence of the auditors;

•
Obtaining and reviewing on a periodic basis a report from the independent auditors describing the auditors' internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	Establishing a policy regarding the Company's hiring of current or former employees of the Company's independent auditors;
•
Directing the Company's independent auditors to review, before filing with the Securities and Exchange Commission, the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing before release the unaudited quarterly and audited annual operating results in the Company's quarterly and annual earnings releases and discuss with independent auditors;
•
Discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

•
Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis included in the Company's Annual Report on Form 10-K, and recommending to the Board following such review, if appropriate, that the audited financial statements be included in such Annual Report on Form 10-K;

•	Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, or any successor provisions;
•	Reviewing, in conjunction with legal counsel, any legal matters that could have a significant impact on the Company's financial statements;
•
Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls, auditing matters or fraudulent financial reporting and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting internal controls or auditing matters;

•	Reviewing at least annually the Audit Committee's own structure, processes and membership requirements;
•
Providing oversight and review of the Company's risk assessment and asset management policies, including without limitation an annual review of the Company's investment policies and performance for cash and short-term investments;

•	Reviewing and approving related party transactions for potential conflicts of interests;
•	If necessary, instituting special investigation(s) and, as appropriate, hiring special counsel or experts to assist in such investigation(s);
•	Reviewing and reassessing the adequacy of this Charter on not less than an annual basis; and
•	Performing such other duties as may be requested by the Board.

IV. MEETINGS
The Audit Committee shall meet at least quarterly. The Audit Committee may establish its own schedule, which it shall provide to the Board in advance. The Audit Committee shall meet separately with each of (i) the independent auditors, as well as (ii) the members of the Company's management, including without limitation the chief financial officer and principal accounting officer and controller, as it deems appropriate, but at least once annually, in order to fulfill the responsibilities of the Audit Committee.
V. MINUTES
The Audit Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.
VI. REPORTS
Apart from the report prepared for the Company's proxy statement pursuant to Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A, the Audit Committee shall summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with this Charter.

VII. COMPENSATION
Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.
VIII. DELEGATION OF AUTHORITY
The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.
The Audit Committee may delegate its authority to subcommittees or the Chair of the Audit Committee when it deems appropriate and in the best interest of the Company.